Divestiture	9 Months Ended
Jul. 31, 2024
Disclosure of analysis of single amount of discontinued operations [abstract]
Divestiture
22.	Divestiture
Divestiture announced that is expected to close in a future period
On May 6, 2024, the Bank entered into an agreement to sell CrediScotia Financiera, a wholly-owned consumer finance subsidiary in Peru, to Banco Santander. The transaction is subject to regulatory approval
s
and customary closing conditions.
The Bank recorded an impairment loss of $143
million in non-interest income and a credit of $7 million in non-interest expenses ($
90
million after-tax) this quarter, of which the majority relates to goodwill. The loss was recorded in the Other operating segment. Upon closing, the Bank’s CET1 capital ratio will increase by approximately three
basis points.